SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): December 6, 2006

WATERSIDE CAPITAL CORPORATION

(Exact name of registrant as specified in its charter)

Virginia	811-08387	54-1694665
(State or Other Jurisdiction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

500 East Main Street, Suite 800, Norfolk, Virginia	23510
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (757) 626-1111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On December 19, 2006, the Board of Directors of the Registrant accepted the resignations of two (2) of its directors, Henry U. Harris, III and T. Richard Litton, Jr. Mr. Harris tendered his resignation on December 6, 2006, and Mr. Litton tendered his resignation on December 15, 2006. Neither director’s resignation resulted from any disagreement with the Company, as such term is defined in 17 CFR 240.36-7, relating to the Company’s operations, policies or practices. Copies of Mr. Harris’ and Mr. Litton’s resignation letters are attached as exhibits hereto.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial statements of businesses acquired.

Not Applicable.

(b)	Pro forma financial information.

Not Applicable.

(c)	Exhibits.

99.1	Letter of Resignation for Henry U. Harris, III, dated December 6, 2006.

99.2	Letter of Resignation for T. Richard Litton, Jr., dated December 15, 2006.

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Pursuant to the requirement of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Waterside Capital Corporation

By:	/S/ J. ALAN LINDAUER
J. Alan Lindauer
President and Chief Executive Officer

Dated: December 21, 2006

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EXHIBIT INDEX

Number	Description of Exhibit
99.1	Letter of Resignation for Henry U. Harris, III, dated December 6, 2006.

99.2	Letter of Resignation for T. Richard Litton, Jr., dated December 15, 2006.

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